Exhibit 99.1

INVESTOR PRESENTATION September 2019

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements, including statements regarding our stabilization, transformation, return to profitability, higher value opportunities, R&D investment targets, completion of cGMP improvements, quality systems and compliance activities, cost reduction initiatives, improved operational performance, financial guidance, margin improvement, future growth, financial results, business operations, products, and prospects. When used in this document, the words "will," "target," "expect," "continue," "believe," "anticipate," "estimate," "intend," "could," "would," "strives" and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) the effect of the Delaware Court of Chancery's October 1, 2018 decision against the Company and the Delaware Supreme Court's December 7, 2018 order affirming the Chancery Court's decision on the Company's ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally, (ii) the risk that ongoing or future litigation against the defendants or related to the court's decision may result in significant costs of defense, indemnification and/or liability, (iii) the outcome of the investigation conducted by the Company, with the assistance of outside consultants, into alleged breaches of FDA data integrity requirements relating to product development at the Company and any actions taken by the Company, third parties or the FDA as a result of such investigations, (iv) the difficulty of predicting the timing or outcome of product development efforts, including FDA and other regulatory agency approvals and actions, if any, (v) the timing and success of product launches, (vi) difficulties or delays in manufacturing, (vii) the Company's increased indebtedness and obligation to comply with certain covenants and other obligations under its standstill agreement with its first lien term loan lenders (the "Standstill Agreement"), (viii) the Company's obligation under the Standstill Agreement to enter into a comprehensive amendment that is satisfactory in form and substance to the first lien term loan lenders, (ix) the risk that the holders of a significant number of shares may opt out of and elect not to participate in or be bound by the Securities Class Action Settlement Agreement, (x) the risk that the Securities Class Action Settlement Agreement may not obtain the necessary approval by the court or may be terminated in accordance with its terms, (xi) the risk that insurance proceeds, common shares or other consideration contemplated to be exchanged pursuant to the proposed settlement is not available at the appropriate time and (xii) such other risks and uncertainties outlined in the risk factors detailed in Part I, Item 1A, "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the Securities and Exchange Commission ("SEC") on March 1, 2019) and in Part II, Item 1A, "Risk Factors," of the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019 (as filed with the SEC on May 9, 2019) and June 30, 2019 (as filed with the SEC on August 2, 2019) and other risk factors identified from time to time in the Company's filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on the Company's forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this presentation. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Non-GAAP Measures

In this presentation, we refer to Adjusted EBITDA, which is a non-GAAP financial measure the Company believes is helpful in evaluating the performance of its business. Please see "Appendix" for important disclosures regarding Adjusted EBITDA.

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Akorn is executing a significant turnaround 3 Initial steps have been taken to stabilize the business and focus on long - term profitable growth ▪ Strengthening the foundation and improving operational results ▪ Improving financial results and cash flow generation ▪ Increasing R&D efficiency and bolstering new product pipeline Growth Phase Business Headwinds Stabilization Transformation and Return to Profitability 2012 - 2016 2017 - 2018 2019 2020+

Akorn Today 4 Lake Forest, Illinois Company headquarters Diversified portfolio of generic, branded, over - the - counter (OTC) and animal health products Strong pipeline of pending ANDAs ~1800 employees globally 4 manufacturing facilities Product mix focused on alternate dosage forms Akorn is a leading specialty pharma player in attractive niche markets

Experienced Leadership Team 5 Douglas Boothe President and CEO 18 years in pharma. Prior experience: Impax, Perrigo, Actavis Duane Portwood EVP and CFO 4 years at Akorn . Prior experience: Home Depot, Wrigley, PwC Joseph Bonaccorsi EVP and General Counsel 17 years in healthcare, 10 at Akorn. Prior experience: Option Care, Walgreens Jonathan Kafer Chief Commercial Officer 26 years in pharma, 4 at Akorn . Prior experience: Allergan, Teva, Xanodyne Christopher Young EVP, Global Operations 25 years in pharma. Prior experience: Alvogen , Actavis, Alpharma Dandy Dorado - Boladeres EVP, Global Quality 21 years in pharma. Prior experience: American Regent, Allergan, Teva, Actavis Jennifer Bowles SVP, Corporate Strategy and IR 13 years in pharma, 7 at Akorn. Prior experience: Wockhardt , Atofina , ExxonMobil Bill Ostrowski SVP, Chief Information Officer 18 years in pharma. Prior experience: Pernix , Actavis, Fujitsu Industry veterans focused on quality, compliance, and long - term profitable growth

Foundation For Success 6 Fundamental strengths provide a growth platform upon which to build Diversified Product Portfolio Strong Growth Potential Operational Efficiencies Experienced Management Team Strong Product Pipeline and R&D Capabilities Favorable Market Dynamics

AKORN

Diverse Spec Pharma Offering

Generic Prescription

- Broad and diverse portfolio of ~150 products
- Products across variety of alternative dosage forms
- High barriers to entry
- Strong presence in both retail and institutional markets


Ophthalmic Solutions
Injectables
Otic Solutions
Nasal Sprays
Inhalation Solutions
Topical Creams, Ointments & Gels
Oral Solids
Oral Liquids
Liquid Unit-dose Cups

Branded Ophthalmics

- Long history and strong reputation in ophthalmology
- ~45 field sales representatives
- Cost efficient outsourced infrastructure
- Leverages and deepens customer relationships

ZIOPTAN
Cosopt PF
BETIMOL
AzaSite

Consumer Health

- Portfolio of OTC brands
- Flagship brand: TheraTears® provides a complete system of dry eye relief products thera tears
Diabetic Tussin
MAGINEX
MagOx 400
Multi-betic
UroMag
ZOSTRIX

Animal Health

- Portfolio of acquired branded products as well as internally developed animal health generics
- Proprietary line of sedatives and reversal agents
- Strong relationships with vet distributors


Butorphic
AnaSed® INJECTION
VetaKet®
Tolazine® INJECTION
Yobine® INJECTION

Diversified product lines with high barriers to entry provide strong foundation and multiple avenues for growth

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= Number of ANDAs Strong R&D Pipeline 36 pending ANDAs 1 represent a total market opportunity of ~$5.6B with significant diversification by dosage form 8 $72 $313 $1,109 $4,144 Topical Other Injectable Ophthalmic 17 9 6 4 • Development areas of focus: • High value ophthalmic suspensions and injectables • Animal health generics (ANADAs) • Focused on pursuing higher value opportunities rather than higher quantity of filings • R&D investment target of approximately 5 - 6% of sales annually Market Value ($ millions) of Pending ANDAs by S pecialty R&D Investment ($ millions) Pending ANDAs as of 7/31/19. The market value of pending ANDAs, shown in millions, is the market size estimate based on IQVIA data for the trailing 12 months ended May 2019 and excludes any trade and customary allowances and discounts. The IQVIA market size is not a forecast of our future sales. 0 10 20 30 40 50 2016 2017 2018 3.5% 5.3% 6.8% $ 39 $ 45 $ 47 R&D Spending % of Revenue 1

Favorable market dynamics with multiple tailwinds Source: Company Management and IQVIA Loss of exclusivity of b rands driving generic opportunities 5 6 Generic substitution rates and prescription volume both steadily increasing 3 Savings to the US healthcare system from generics will continue to drive substitution 2 Aging US population driving demand for more medicine 1 Portfolio optimization provides opportunities for remaining suppliers Customer consolidation trends have normalized 4 9

10 Invest in New Product Development and Pipeline Stabilize and Improv e Operations • Stabilize and improve manufacturing, quality, and compliance while limiting new operational risks • Complete cGMP improvements across facilities • Target reductions in third - party spending • Increase level of service to customers to continue to build trust • Improve product availability to better serve customers and minimize failure to supply penalties • Prioritize development efforts on high - value products • Explore in - licensing and other business development activities Optimize In - Line Portfolio Performance Invest in New Product Development and Pipeline Focus is on stabilizing the business and restoring sustainable growth Near - Term Priorities

Operational Initiatives Begin to Yield Value 11 Early wins with operational performance and improved customer service Increased Product Availability Improved Operational Performance 4 Product Approvals 1 Expanded Organizational Capabilities Progressing with FDA Action Items at Decatur and Somerset 5 Product Launches 1 1 Product approvals and launches as of YTD September 2019

FDA Compliance Activities

QSCAP[1] program implemented to coordinate, harmonize, and complete the various quality-related reviews, corrective actions and deliverables

Facility	*Progress Update*
Decatur Facility ▪ April / May 2018 FDA inspection resulted in OAI status ▪ Warning letter received in January 2019	✓ FDA Compliance related activities expected to reach essentially full completion by end of 2019 ▪ Ongoing activities include: ▪ Third party verification targeted for late 2019 / early 2020
Somerset Facility ▪ July / August 2018 FDA inspection resulted in OAI status ▪ Warning letter received in June 2019	✓ FDA Compliance related activities expected to be substantially complete in early 2020 ▪ Ongoing activities include: ▪ Comprehensive, independent assessments of processes and systems, CAPAs
Other Facilities Recent inspections at other sites have had satisfactory outcomes	✓ Amityville: FDA inspection conducted in January and February 2019; VAI status ✓ Hettlingen: Last FDA inspection conducted in December 2017; VAI status

1 Quality Systems Corrective Action Plan (QSCAP)

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Financial Overview

Stabilizing Financial Performance 14 $ in millions 2019E revenue reflects guidance range provided on 8/1/19 in 2019 Q2 release. Revenue Revenue Guidance • Growth predominately driven by market exclusivity of e phedrine sulfate injection • Operating performance negatively impacted by: • Increased competition for key products • Customer consolidation • Fresenius merger termination • cGMP enhancement expenses • Business stabilization driven by executing operations, quality systems and compliance initiatives • Focused on measuring and driving improvement in key performance metrics • Already demonstrating results related to improved product availability, lower backorders, and reduced failure to supply • Cost reduction initiatives initially focused on discretionary spending items and procurement activities 2015 - 2016 2019 2017 - 2018 $985 2015 $1,117 2016 $841 2017 $694 2018 $710 2019E 1 $690 1

AKORN

Recent Earnings Summary

In both Q1 and Q2 2019, Akorn has demonstrated sequential improvement in operating results

Revenue growth


$153M
$166M
$178M

Gross Margin %


16%
32%
38%

Adjusted EBITDA[1]


-$20M
$10M
$22M

Operating Cash Flow


-$32M
$-30M
$1M

■ Q4'18 ■ Q1'19 ■ Q2'19

[1] Adjusted EBITDA, as defined by the Company, is calculated as follows: net (loss) income, (minus) plus: (i) interest income (expense), net (ii) provision (benefit) for income taxes (ii) depreciation and amortization, (iv) non-cash expenses, such as impairment of long-lived assets, share-based compensation expense, and amortization of deferred financing costs, and (iv) other adjustments, such as legal settlements, restatement expenses and various merger and acquisition-related expenses, employee retention expense, refinancing advisory fees, fixed asset impairment, executive termination expenses, data integrity investigations and assessment, gain on disposal of fixed assets, and Fresenius transaction and litigation. Please see "Appendix" for important disclosures regarding Adjusted EBITDA.

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LONGER TERM • Continued growth and margin improvement • Meaningful annualized cost reductions Longer term 2020 • Normalized Earnings power • Adjusted EBITDA 2 at least doubling from 2019 Confidence in Business Turnaround Drives Guidance 1 16 Net Loss : ($273) to ($258) million Net Revenue : $690 to $710 million 2020 Adjusted EBITDA : $71 to $86 million Capital Expenditures : ~ $40 million FDA Compliance & Data Integrity Expenditures: ~ $50 million FY 2019 Guidance 1 As of 8/1/2019 Please see “Appendix” for important disclosures regarding Adjusted EBITDA. 2

Investment Highlights Akorn is a leading specialty pharma player in attractive niche markets Diversified Product Portfolio Majority of Sales Are for Alternate Dosage Forms Strong Product Pipeline and R&D Capabilities Strong Growth Potential Experienced Management Team • Diversified portfolio not reliant on a single product reduces vulnerability to competitive pressures • Specialty generics business is focused on alternate dosage forms (e.g. injectables, ophthalmics, respiratory, liquids) which have higher barriers to entry and generally lower competition • Strong presence in attractive niche markets including branded and OTC ophthalmics • Majority of Akorn’s business is focused on alternate dosage forms such as injectables, ophthalmics, topicals, liquids • More complex, higher barrier to entry products provide higher value potential • Strong pipeline of 36 pending ANDAs with $5.6 billion combined addressable market value • Focused on high value alternate dosage form development opportunities • Company is executing a turnaround and targeting significant growth • Priority is on executing cGMP plan initiatives, with related expenses expected to diminish in 2020 • Company is executing on significant operational improvement opportunities • CEO Douglas Boothe joined in January 2019 • Previously held senior positions at Impax , Perrigo, and Actavis • Recent management changes include EVP of Global Operations, EVP of Global Quality, and Chief Information Officer • Deep bench with significant industry and functional experience 17

Appendix

Recent Product Launches Generic Name (Strength) Brand Reference Market $ M 1 Current # of Competitors Launched Ropivacaine Injection (0.2%) Naropin® $41 3 Jan - 19 TheraTears ® Sterilid ® Antimicrobial Sterilid ® n/a - Apr - 19 Dicyclomine Injection (10mg/mL) Bentyl® $18 4 Jun - 19 Loteprednol Etabonate Ophthalmic Suspension (0.5%) Lotemax ® $92 1 Jun - 19 Diclofenac Sodium Topical Gel (1%) Voltaren® $333 5 Sep - 19 Trademarks mentioned are the property of their respective owners The market value, shown in millions, is the market size estimate based on IQVIA data for the trailing 12 months ended July 2019 a nd excludes any trade and customary allowances and discounts. The IQVIA market size is not a forecast of our sales. 1

AKORN

Reconciliation of GAAP Net (Loss) to Non-GAAP EBITDA and Adjusted EBITDA[1]

$ in thousands	Six Months Ended June 30, 2019	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Year Ended December 31, 2018
NET (LOSS)	**($193,780)**	**($111,599)**	**($82,181)**	**($215,038)**	**($401,909)**
ADJUSTMENTS TO ARRIVE AT EBITDA:					
Depreciation expense	15,108	7,423	7,685	8,217	29,333
Amortization expense	21,015	9,950	11,065	13,487	53,472
Interest expense, net	31,668	17,341	14,327	13,569	45,900
Income tax (benefit) provision	2,902	1,482	1,420	5,678	(36,273)
EBITDA	**($123,087)**	**($75,403)**	**($47,684)**	**($174,087)**	**($309,477)**
NON-CASH AND OTHER NON-RECURRING INCOME AND					
Merger and acquisition-related expenses	6	9	(3)	22	121
Employee retention expense	3,343	1,585	1,612	–	
Data integrity investigations & assessment	7,833	3,179	4,199	6,021	28,420
Fresenius transaction & litigation	3,631	1,940	2,147	8,303	43,305
Refinancing advisory fees	10,038	4,290	5,748	–	–
Non-cash stock compensation expense	10,308	5,588	4,720	4,304	21,503
Impairment of goodwill	15,955	–	15,955	–	–
Impairment of intangible assets	10,748	394	10,354	118,088	231,086
Loss (Gain) from asset sales	–	–	–	–	(201)
Amortization of deferred financing costs	6,959	5,655	1,304	1,304	5,216
Restatement expenses	(26)	–	(26)	(273)	(1,018)
Executive termination expenses	835	–	835	6,455	6,455
Impairment of fixed assets and other	10,227	138	10,089	6,081	6,058
Loss (Gain) on disposal of fixed assets	(29)	2	(31)	–	–
Litigation rulings and settlements	74,879	74,469	410	3,870	17,814
ADJUSTED EBITDA	**$31,620**	**$21,846**	**$9,629**	**($19,912)**	**$49,282**

1 Adjusted EBITDA, as defined by the Company, is calculated as follows: net (loss) income, (minus) plus: (i) interest income (expense), net (ii) provision (benefit) for income taxes (ii) depreciation and amortization, (iv) non-cash expenses, such as impairment of long-lived assets, share-based compensation expense, and amortization of deferred financing costs, and (iv) other adjustments, such as legal settlements, restatement expenses and various merger and acquisition-related expenses, employee retention expense, refinancing advisory fees, fixed asset impairment, executive termination expenses, data integrity investigations and assessment, gain on disposal of fixed assets, and Fresenius transaction and litigation. Please see "Appendix" for important disclosures regarding Adjusted EBITDA.

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Reconciliation of GAAP Net (Loss) to Non - GAAP EBITDA and Adjusted EBITDA 1 21 $ in millions Adjusted EBITDA, as defined by the Company, is calculated as follows: net (loss) income, (minus) plus: ( i ) interest income (expense), net (ii) provision (benefit) for income taxes (ii) depreciation and amortization, (iv) non - cash expenses, such as impairment of long - lived assets, share - based compensation expense, and amortizatio n of deferred financing costs, and (iv) other adjustments, such as legal settlements, restatement expenses and various merger and acquisition - related expenses, employee retention expense, refinancing a dvisory fees, fixed asset impairment, executive termination expenses, data integrity investigations and assessment, gain on disposal of fixed assets, and Fresenius transaction and litig ati on. Please see “Appendix” for important disclosures regarding Adjusted EBITDA. 1